Exhibit 10.21
EXECUTION VERSION
COLLABORATION AND SERVICES AGREEMENT
          THIS COLLABORATION AND SERVICES AGREEMENT (together with the attached Exhibits, this “Agreement”), dated as of the date of the last party to sign below (the “Effective Date”), is by and between BioTrove, Inc., a Delaware corporation, having offices at 12 Gill Street, Suite 4000, Woburn, MA 01801 (together with its Affiliates, “BioTrove”), and OSI Pharmaceuticals, Inc., a Delaware corporation, having executive offices at 41 Pinelawn Road, Melville, NY 11747 USA (together with its Affiliates, “OSI”). BioTrove and OSI are sometimes referred to individually herein as a “Party” and collectively as the “Parties.”
BACKGROUND
          WHEREAS, BioTrove has extensive expertise in assay development using its RapidFire™ technology platform; and
          WHEREAS, OSI has extensive experience in high throughput screening (HTS) using its compound library; and
          WHEREAS, BioTrove and OSI are seeking to capitalize on their respective expertise to offer certain assay development and screening services on a fee-for service basis to third party clients.
          NOW THEREFORE, in consideration of the foregoing premises and the promises set forth below, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1. DEFINITIONS.
1.1 General. Capitalized term used in this Agreement shall have the meanings indicated in this Section 1 or elsewhere herein. All definitions below or elsewhere in this Agreement apply to both their singular and plural forms, as the context may require. The terms “herein,” “hereunder,” “hereof” and similar expressions refer to this Agreement generally. “Section” and “Exhibit” refer to a Section herein or Exhibit attached hereto, respectively. The word “including” and its variants means “including without limitation,” unless otherwise stated. All references to “days” and “months” are to calendar days and months respectively, unless otherwise specified. Any reference to one gender includes the other.
1.2 “Affiliate” means any corporation, company, partnership, joint venture and/or firm which controls, is controlled by, or is under common control with, a Party. As used in this definition, “control” means (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, the direct or indirect power to manage, direct or cause the direction of the management and policies of the non-corporate entity or the power to elect at least fifty percent (50%) of the members of the governing body of such non-corporate entity.
1.3 “BioTrove Services” mean the Services, that may be provided by BioTrove to a Third Party Client pursuant to a Project Agreement, as set for on Exhibit A-2.
1.4 “Confidential Information” shall have the meaning set forth in Section 6.1.
1.5 “Disclosing Party” shall have the meaning set forth in Section 6.1.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.6 “Dispute” shall have the meaning set forth in Section 11.1.
1.7 “Effective Date” shall have the meaning set forth in the Preamble.
1.8 “Final Report” shall have the meaning set forth in Exhibit A-2.
1.9 “Indemnitee” shall have the meaning set forth in Section 10.3.
1.10 “Indemnitor” shall have the meaning set forth in Section 10.3.
1.11 “Intellectual Property” shall have the meaning set forth in Section 7.1.
1.12 “Initial Term” shall have the meaning set forth in Section 8.1.
1.13 “Liabilities” shall have the meaning set forth in Section 10.1.
1.14 “Methodology Information” shall mean a Party’s proprietary high throughput screening, analysis and assay development methodology, proprietary technology (including, without limitation, testing methods, practices, procedures or other methodological innovations involved with respect thereto), related testing facilities (including, without limitation, test apparatus and equipment), and/or any modifications to such analytical methodologies or testing facilities, in each case, whether developed before or after the Effective Date and whether developed in the course of providing Services or otherwise; including, in each case, any intellectual property rights in any of the foregoing.
1.15 “Optional Services Fee” shall have the meaning set forth in Section 4.1.
1.16 “OSI Payments” shall have the meaning set forth in Section 4.2.
1.17 “OSI Services” mean the Services, that may be provided by OSI to BioTrove on behalf of a Third Party Client pursuant to a Project Agreement, as set forth on Exhibit A-3.
1.18 “Part(ies)” shall have the meaning set forth in the Preamble.
1.19 “Project” means the Services to be conducted under a particular Project Agreement.
1.20 “Project Agreement or Master Project Agreement” means an agreement between BioTrove and a Third Party Client for Services, including all proposals and quotes, the form of which shall be agreed upon by the parties and attached hereto as Exhibit B.
1.21 “Project Materials” means certain biochemical, biological or synthetic chemical materials of such Party that are supplied to the other Party pursuant to providing Services related to a Project, which may include materials from a customer under a Project Agreement, and that are necessary or reasonably useful to the conduct of the Project, or as otherwise agreed by the Project Team.
1.22 “Receiving Party” shall have the meaning set forth in Section 6.1.
1.23 “Renewal Term” shall have the meaning set forth in Section 8.1.
1.24 “Services” means the RapidFire™-based assay development followed by high-throughput screening services using OSI’s compound library performed by BioTrove and OSI
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(“RapidFire™ Lead Discovery Services”) as set forth on Exhibits A-1, A-2 and A-3 which may be provided to a Third Party pursuant to a Project Agreement.
1.25 “Standard Services Fee” shall have the meaning set forth in Section 4.1.
1.26 “Term” shall have the meaning set forth in Section 8.1.
1.27 “Third Party” means any entity other than BioTrove, OSI and their Affiliates.
1.28 “Third Party Client” means any Third Party interested in the Services or who enters into a Project Agreement for the performance of such Services.
2. THIRD PARTY CLIENTS
2.1 Marketing. BioTrove shall be responsible for leading the sales and marketing efforts for the Services to Third Party Clients. BioTrove, at its expense, shall be responsible for the development of initial promotional and marketing materials for the Services (e.g., web content, brochures, etc.), provided, however, that OSI agrees to provide BioTrove with non-confidential collateral material, as applicable and in its possession, to assist BioTrove in the development of such promotional and marketing materials. Such materials are subject to review and approval by the Project Team pursuant to Section 3.2 prior to implementation and use. Either Party may propose, at its own expense, additional materials for use in connection with the Services, subject to review and approval by the Project Team.
2.2 Client Contact/Project Agreements. Subject to the terms herein, including, without limitation, Section 3.2, BioTrove shall be responsible for initiating client contact and negotiating and executing Project Agreements with Third Party Clients for the Services. For the sake of clarity, the parties acknowledge that OSI may initiate and/or continue discussions with such Third Party Clients for lead discovery services, and that if any such discussions involve the Services, OSI shall inform BioTrove of such Third Party Client’s interest in the Services . Such Project Agreements will contain the Services to be provided by OSI to BioTrove. Upon BioTrove’s execution of an approved Project Agreement, BioTrove shall promptly, but in no event more than five (5) business days after such execution, notify OSI in writing of the execution of such Project Agreement and provide a copy of the executed agreement to OSI. BioTrove and OSI shall then commence the BioTrove Services and OSI Services, respectively, as required under the Project Agreement. OSI shall support such efforts by BioTrove to negotiate and execute each Project Agreement as necessary by (i) providing [***] relating to [***], (ii) participating in key teleconferences with BioTrove and Third Party Clients, and (iii) on a limited basis, [***] or [***] at [***].
2.3 Client Exclusivity. Except as provided for in Section 5, each Party may provide unrestricted lead discovery services outside of the Services to Third Parties.
2.4 Confidentiality and Material Transfer Agreements. If requested by a Third Party Client, the Parties agree that they will negotiate and execute a three-way Confidentiality Agreement and/or Material Transfer Agreement with such Third Party Client. The form of such Confidentiality Agreement and Material Transfer Agreement shall be agreed upon by the Parties.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

3. PROJECT MANAGEMENT
3.1 Establishment of Project Team. The Parties hereby establish a Project Team to govern Projects. The Project Team will be composed of one (1) or two (2) representatives of each Party, who shall be appointed (and may be replaced at any time) by such Party upon written notice to the other Party in accordance with this Agreement. Any member of the Project Team may designate a substitute to attend and perform the functions of that member at any meeting of the Project Team. In addition, each Party may utilize and bring to meetings other personnel from such Party. The Project Team will meet and communicate as frequently as needed based on the number and type of ongoing Projects. Notwithstanding the foregoing, the Project Team shall meet via teleconference no less frequently than once per month while a Project is in effect. The parties shall mutually determine the frequency and location of in-person meetings as applicable, but in any event, such meetings shall not be required to exceed one (1) meeting per quarter.
3.2 Project Team Responsibility. The Project Team shall consult with respect to the following matters:
          (i) Project proposals
          (ii) Project requirements
          (iii) Project implementation and ongoing status, including the generation of reports
          (iv) Requested changes to the form of Project Agreement
          (v) Promotional and marketing materials
          (vi) Other matters as applicable
BioTrove will submit proposed Projects (including proposals and quotes) to the Project Team for review and approval to proceed prior to BioTrove executing a Project Agreement with a Third Party Client. To obtain approval of a proposed Project, the Project Team must unanimously agree (i) that a proposed target under a Project is acceptable, (ii) upon the nature of the Services to be provided by each Party for such Project, and (iii) to proceed with such Project. Either Party, in its sole discretion, has the right to accept or reject a Project or any of the Services such Party would provide under a Project. In addition, prior to the execution of a Project Agreement by BioTrove and a Third Party Client, (i) the Project Team shall have unanimously approved any changes to the form Project Agreement and (ii) BioTrove shall have received OSI’s written notification of its acceptance of a Project.
3.3 Project Team Dispute Resolution. Subject to Section 3.2 and except as hereinafter provided, all issues that come before the Project Team that require action, approval or resolution for which the Project Team is unable to reach mutual agreement shall be resolved by senior executives of the Parties. In addition, in connection with disputes regarding the internal methodologies and procedures that a Party uses to provide its Services with respect to which the senior executives of the Parties have been unable to resolve the dispute after a period of ten (10) days, the Party providing such Services shall have the final decision-making authority regarding its internal methodologies and procedures. For all other disputes, if the senior executives of the Parties have been unable to resolve such dispute after a period of ten (10) days, such disputes shall be resolved in accordance with Section 11.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

4. SERVICE FEES
     4.1 Third Party Clients.
(i)	The proposed price to Third Party Clients for the standard Services set forth on Exhibit A-1 (the “Standard Services Fee”) shall be determined by BioTrove on a Project-by Project basis after consultation with and unanimous approval by the Project Team. The Parties anticipate that the Standard Service Fee for a Project will range between $[***] and $[***] US Dollars (assuming a single screen). The Standard Services Fee will be due from the Third Party Client as follows: [***] of the Standard Services Fee shall be due [***],[***] shall be due upon [***] to be used in the [***], and [***] shall be due upon [***] of a [***] of the [***] to the [***].

(ii)	The proposed price to Third Party Clients for the optional Services set forth on Exhibit A-1 (the “Optional Services Fees” shall be negotiated for a Project by BioTrove with Third Party Clients and approved by the Project Team. Optional Services include the following:
a. Protein Production: [***].
b. Virtual Screen: $[***] US Dollars.
c. In Vitro ADMET Assays: $[***] US Dollars [***].
d. Inclusion of Third Party Client Compounds in Screen: [***].
e. P450 Inhibition Assay: $[***] US Dollars [***]
f. Other Services: [***].
Optional Service Fees shall not exceed [***]% of the corresponding OSI Standard Fees set forth in Section 4.2
4.2 OSI Fees. In consideration for the OSI Services rendered hereunder, for each Project Agreement, BioTrove shall pay to OSI the following amounts (the “OSI Payments”):
(i)	OSI Standard Services: [***] percent the Standard Services Fees [***] from a [***].

(ii)	OSI Optional Services :
a. Protein Production: [***]
b. Virtual Screen: $[***] US Dollars
c. In Vitro ADMET Assays: $[***] US dollars [***].
d. Inclusion of Third Party Client Compounds in Screen: [***].
e. Other Services: [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

In each case solely to the extent such aforementioned OSI Optional Services Fees are actually received from a Third Party Client. OSI shall not conduct an agreed upon Optional Service until it has received the applicable Optional Services Fee, unless otherwise agreed and set forth in a Project Agreement.
4.3 Notwithstanding Sections 4.1 and 4.2, the Parties, through the Project Team, may discuss [***] by a [***]. Any change to the [***] as set forth in Sections 4.1 and 4.2. respectively, must be [***].
4.4 Payments. BioTrove will be responsible for invoicing and collecting payments from all Third Party Clients. BioTrove shall use its commercially reasonable efforts to collect such payments. All such payments shall be in US dollars. BioTrove will remit payments to OSI for the OSI Standard Services and OSI Optional Services as set forth in Section 4.1(i) and 4.2(ii), respectively, within thirty (30) days of BioTrove’s receipt of any such corresponding payments for Services received from a Third Party Client, according to the OSI Standard Services fee schedule defined in Section 4.1(i). BioTrove shall remit to OSI the OSI Payments in US dollars via wire transfer to:
[***] / OSI Pharmaceuticals, Inc.,
Concentration Account:
[***]
[***]
[***]
ABA #[***]

For further credit to:	OSI Pharmaceuticals, Inc.
Concentration Account
Account # [***]
4.5 Late Payments. In the event that any OSI Payments due hereunder (other than amounts subject to good faith dispute between the Parties) is not made when due (i.e., thirty (30) days after receipt of the corresponding payment for Services received from a Third Party Client, the payment shall accrue interest from the date due until paid at the short term Applicable Federal Rate then in effect; provided, however, that in no event shall such rate exceed the maximum legal annual interest rate. The payment of such interest shall not limit OSI from exercising any other rights it may have with respect to demanding such payment from BioTrove.
4.6 Taxes and Other Charges. Any use tax, sales tax, excise tax, duty, custom, inspection or testing fee, or any other tax (except for taxes based on corporate income), fee or charge of any nature whatsoever imposed by any governmental authority, on or measured by the Services shall be [***] except to the extent [***] related to a party’s [***], and BioTrove shall [***] from the [***], and [***] to the [***]. In such case, BioTrove shall provide [***] of the [***] within thirty (30) days [***] of the [***].
          4.7 Reporting. BioTrove will provide OSI within ten (10) days after the end of each calendar quarter a report listing all executed Project Agreements, the amounts billed by BioTrove under such Project Agreements and the amounts that will be due to OSI under such Project Agreements.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

5. EXCLUSIVITY
5.1 Target Exclusivity. At the written request of a Third Party Client and set forth in a Project Agreement, the protein target under a Project Agreement shall be exclusively used for such Project Agreement, and shall not be used in connection with OSI Services to other Third Parties, for the period from the effective date of the Project Agreement until [***] after delivery to the Third Party Client of a draft of the Final Report. Target exclusivity may be extended upon approval of the Project Team.
5.2 Compound Exclusivity. The compounds identified in the draft of the Final Report shall not be used in connection with OSI Services to other Third Parties for the period of [***] from the delivery of the draft of the Final Report. Compound exclusivity may be extended upon approval of the Project Team.
6. CONFIDENTIAL INFORMATION, MATERIAL TRANSFER.
6.1 Definition. The term “Confidential Information” includes all non-public information that a Party considers confidential or proprietary, whether in written, oral, electronic or other form, including but not limited to, information and facts concerning business plans, customers, future customers, suppliers, licensors, licensees, partners, investors, affiliates or others, training methods and materials, financial information, sales prospects, client lists, Methodology Information, inventions, or any other scientific, technical or trade secrets of such Party or of any third party provided to such Party under a condition of confidentiality. However, Confidential Information of a Party (the “Disclosing Party”) does not include information that the other Party (the “Receiving Party”) can demonstrate by written evidence (a) is known to the Receiving Party at the Effective Date and is not subject to another confidentiality obligation to the Disclosing Party, (b) is publicly known at the Effective Date or later becomes publicly known under circumstances involving no breach of this Agreement by the Receiving Party, (c) is lawfully and in good faith disclosed to Receiving Party by a third party who, to the Receiving Party’s knowledge, is not subject to a confidentiality obligation to the Disclosing Party, or (d) is independently developed by the Receiving Party.
6.2 Confidentiality Obligation. The Receiving Party acknowledges that the Disclosing Party is and will remain the sole owner of Confidential Information. During the term of this Agreement and for a period of [***] thereafter, the Receiving Party will take all commercially reasonable precautions to protect the confidentiality of Confidential Information, and will not disclose or use any Confidential Information except with the Disclosing Party’s knowledge and as necessary to perform the Services. However, a Party may disclose Confidential Information of the other Party to its personnel who need to know such Confidential Information in order to provide the Services and who are obligated to protect the confidentiality of such Confidential Information under terms substantially no less stringent than those set forth in this Section 6. A Party may disclose Confidential Information of the other Party to a Third Party Client to the extent desirable or necessary to market and sell Services, and to provide Services and deliverables resulting from such Services under a Project Agreement, provided that the other Party consents to such disclosure. A Party may disclose Confidential Information of the other Party to the extent and to the persons or entities required under applicable governmental law, rule, regulation or order, provided that such Party, if reasonable practicable, (i) first gives prompt notice of such disclosure requirement to the other Party so as to enable the other Party to seek any limitations on or exemptions from such
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

disclosure requirement and (ii) reasonably cooperates at the other Party’s request and expense in any such efforts by the other Party.
6.3 Return of Confidential Information. Upon expiration or termination of this Agreement, the Receiving Party will return all copies of the Confidential Information to the Disclosing Party.
6.4 Confidentiality of Project Agreements. Subject to Sections 2.1 and 12.3, except as otherwise provided in this Section 6, the terms of this Agreement and all Project Agreements shall not be disclosed by a Party without the prior written consent of the other Party, not to be unreasonably withheld.
6.5 Press Releases. A Party may issue a press release regarding this Agreement, provided that the other Party reviews and consents to such release prior to issuance, provided that neither Party shall require the consent of the other Party to publish any information that has previously been released in accordance with this Section 6.5.
6.6 Project Materials. Each Party grants to the other Party a non-exclusive, sublicensable (as provided for herein) right during the term of each Project Agreement to use the Project Materials associated with such Project Agreement solely for purposes of performing the Services relating to such Project, each Party acknowledges and agrees that the Project Materials of the other Party shall at all times remain the property of such other Party, or such Third Party entrusting such Project Materials to such other Party, as the case may be, and no rights are granted with respect to such Project Materials except as expressly provided herein.
6.7 Use and Compliance of Project Materials. Each Party shall use the Project Materials of the other Party in compliance with all applicable laws and regulations, including without limitation those relating to animal testing, biotechnological research and the handling and containment of biohazardous materials. Each Party acknowledges that the Project Materials are experimental in nature and may have unknown characteristics and therefore agrees to use prudence and reasonable care in the use, handling, storage, transportation, disposition, and containment of the Project Materials. Except as expressly provided in this Agreement or the Project Agreement, neither Party may (i) copy, sequence, reverse engineer or replicate the Project Materials of the other Party, or (ii) alter or modify the Project Materials or combine the Project Materials with any other materials.
6.8 Acceptance of Project Materials. Acceptance by one Party of the other Party’s Project Materials will constitute acceptance by the receiving Party of liability for any damages or injuries resulting from its possession or use of other Party’s Project Material, provided that such other Party notifies the receiving Party prior to transferring such Project Material of any dangerous or harmful properties of such Project Materials actually known by such other Party.
6.9 Transfer of Project Materials to a Third Party. A Party may transfer the other Party’s Project Materials to a Third Party without the other Party’s consent only:
(i)	for use under a sublicense that the Party is entitled to grant under this Agreement; or

(ii)	that is mutually approved in writing by the Parties through the Project Team to provide services to support the Services;
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(iii)	and in each case, (i) and (ii), only pursuant to a written agreement pursuant to which such Third Party agrees to the restrictions on use of such Project Materials set forth herein.
6.10 Permission to Transfer to a Third Party; Return of Materials. Except as otherwise provided herein, a Party may not transfer the other Party’s Project Materials to a Third Party without the written permission of the other Party. This restriction will end [***] after the end of the term of this Agreement. Unless otherwise provided herein, upon the expiration or termination of each Project Agreement, each Party shall return to the other Party, or destroy at the other Party’s request, any Project Materials of such other Party corresponding to such Project Agreement, other than Project Materials that are meant as deliverables for the Third Party Client.
7. INTELLECTUAL PROPERTY
7.1 Existing Intellectual Property. Except as the Parties may otherwise expressly agree in writing after the Effective Date, each Party shall continue to own and be responsible for its existing patents, trademarks, copyrights, trade secrets and other intellectual property, without conferring any interests therein on the other Party. Without limiting the generality of the preceding sentence, each Party shall retain all right, title and interest arising under the United States Patent Act, the United States Trademark Act, the United States Copyright Act and all other applicable laws, rules and regulations (whether foreign, international or domestic) in and to (i) all its technologies, methods, trade secrets, proprietary know-how and all intellectual property rights therein existing as of the Effective Date, and (ii) all Methodology Information (collectively, “Intellectual Property”). Neither Party nor any Third Party shall acquire any right, title or interest in the other Party’s Intellectual Property by virtue of this Agreement or otherwise, except to the extent expressly provided herein.
7.2 New Intellectual Property. OSI shall own any and all improvements to and derivative works of the Methodology Information that are made or conceived or reduced to practice by a Party in the course of performance of OSI Services under this Agreement. BioTrove shall own any and all improvements to and derivative works of the Methodology Information that are made or conceived or reduced to practice by a Party in the course of performance of BioTrove Services under this Agreement. All data generated by OSI as a result of the OSI Services in connection with a Project Agreement shall be provided to BioTrove for the benefit of the Third Party Client, provided that such data is subject to the terms, conditions and restrictions binding OSI with respect to its compound library. If any such data is restricted, OSI will inform BioTrove of the requirements that BioTrove and any Third Party Client would have to accept before the receipt of such data. Any proteins produced by OSI in connection with the OSI Services shall be transferred to BioTrove or at the direction of BioTrove for the Third Party Client. The Parties acknowledge that the identity and nature of any data or chemical matter that may result from the OSI Services are unknown as of the Effective Date, and that, notwithstanding any other provision of this Agreement to the contrary, OSI makes no representation or warranty as to whether any Third Party has or may have any right, title or interest in or to such data (including patent rights, copyrights, trade secret rights, database rights and any other intellectual property rights therein).
7.3 Disclaimer. Except as otherwise expressly provided herein, nothing contained in this Agreement shall be construed or interpreted, either expressly or by implication, estoppel or otherwise, as: (i) a grant, transfer or other conveyance by either party to the other of any right, title, license or other interest of any kind in any inventions or other intellectual property, (ii) creating an obligation on the part of either party to make any such grant, transfer or other conveyance or (iii) requiring either party to participate with the other party in any cooperative development program or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

project of any kind or to continue with any such program or project, provided, however, that Parties agree to reasonably cooperate with each other to the extent necessary for a Party to obtain patent and other intellectual property protection for any improvements or derivative works of the Methodology Information as provided for under Section 7.2 at the expense of such Party.
8. TERM AND TERMINATION OF THIS AGREEMENT.
8.1 Term and Survival of this Agreement. The term of this Agreement shall begin on the Effective Date and continue for a period of two (2) years (the “Initial Term”). This Agreement may be renewed for additional one (1) year periods (each, a “Renewal Term,” and collectively with the Initial Term, the “Term”) upon mutual agreement of the Parties. If a Party desires to renew this Agreement, it should provide written notice to the other Party of its intent to renew this Agreement at least sixty (60) days prior to the end of the then-current Initial Term or Renewal Term. Any Project commenced prior to the expiration of this Agreement shall be permitted to continue in accordance with the terms of this Agreement, and the date of expiration of this Agreement shall be deemed to be the date upon which the last such Project is completed. Notwithstanding the foregoing, either Party may earlier terminate this Agreement as provided below.
8.2 Termination by BioTrove. BioTrove may terminate this Agreement or any Project Agreement:
(i)	upon thirty (30) days’ prior written notice to OSI if OSI breaches this Agreement or fails to provide the OSI Services in connection with a Project Agreement, and fails to cure such breach during the 30-day notice period;

(ii)	upon thirty (30) days’ prior written notice if no Project Agreement has been executed within any six-month period;

(iii)	At any time upon six-months prior written notice.
8.3 Termination by OSI. OSI may terminate this Agreement or the OSI Services provided in connection with a Project Agreement:
(i)	upon thirty (30) days’ prior written notice to BioTrove if BioTrove breaches this Agreement or any Project Agreement, and fails to cure such breach during the 30-day notice period; provided that OSI may terminate this Agreement or the OSI Services provided in connection with a Project Agreement upon ten (10) days’ prior written notice if BioTrove fails to make an OSI Payment when due and fails to cure such breach during such 10-day notice period;

(ii)	upon thirty (30) days’ prior written notice if no Project Agreement has been executed within any six-month period;

(iii)	At any time upon six-months prior written notice.
8.4 Effect of Termination or Expiration. Subject to Section 8.1, upon termination or expiration of this Agreement, neither OSI nor BioTrove will have any further obligations under this Agreement (including the provision of Services under a Project Agreement), except that (a) upon receipt of all payments due to OSI, OSI will deliver to BioTrove any deliverables developed through termination or expiration, and (b) BioTrove will use commercially reasonable efforts to
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

collect and pay OSI any monies due and owing OSI, up to the time of termination or expiration, for OSI Services actually performed and all expenses and non-cancellable commitments actually incurred. The following Sections will survive expiration or termination of this Agreement: Sections 4.4, 4.5, 5, 6, 7, 8.4, 9.3, 10, 11 and 12.
9. REPRESENTATIONS AND WARRANTIES.
9.1 Representations and Warranties of OSI. OSI represents and warrants that: (a) OSI has the legal right, authority and power to enter into this Agreement and perform the obligations set forth herein; (b) the entering into and performance of this Agreement by OSI does not conflict with any agreement or understanding between OSI and any Third Party; and (c) the Services shall be carried out in a professional and workmanlike manner in accordance with all applicable federal, state and local laws and regulations. Notwithstanding any other provision of this Agreement to the contrary, the parties acknowledge and agree that OSI does not warrant or represent that the data, results or deliverables hereunder will be acceptable to any regulatory governmental agency to which they are presented nor that the data, results or deliverables hereunder will prove useful for further commercialization. In the event of a material error by OSI in the performance of any OSI Services hereunder, OSI shall, at BioTrove’s option and, subject to Section 8.2, as BioTrove’s SOLE REMEDY, (i) repeat those particular OSI Services at OSI’s own expense and (ii) pay any additional BioTrove costs actually incurred by any additional work BioTrove must perform as a result of such OSI material error.
9.2 Representations and Warranties of BioTrove. BioTrove represents and warrants that: (a) BioTrove has the legal right, authority and power to enter into this Agreement and perform the obligations set forth herein; (b) the entering into and performance of this Agreement by BioTrove does not conflict with any agreement or understanding between BioTrove and any Third Party; and (c) the BioTrove Services shall be carried out in a professional and workmanlike manner in accordance with all applicable federal, state and local laws and regulations. In the event of a material error by BioTrove in supplying materials/information to OSI as required to provide the OSI Services hereunder, BioTrove shall, as OSI’s SOLE REMEDY, subject to Section 8.3, (i) resupply such materials to OSI at BioTrove’s expense in order for OSI to re-perform the OSI Services, and (ii) reimburse OSI for OSI’s costs actually incurred in repeating such OSI Services (in addition to the OSI Payments).
9.3 Limitations on Representations and Warranties. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE AND EACH PARTY TO THIS AGREEMENT SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF TITLE, VALIDITY, ENFORCEABILITY, NON-INFRINGEMENT, EXCLUSIVITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
10. INDEMNIFICATION AND INSURANCE.
10.1 OSI Indemnity. OSI shall indemnify, defend, and hold harmless BioTrove, its Affiliates, and their respective directors, officers, employees and agents from and against all losses, damages, liabilities, settlements, penalties, fines, costs and expenses (including reasonable attorneys’ fees and expenses (collectively, “Liabilities”) to the extent such Liabilities arise out of or result from any claim, lawsuit or other action or threat by a Third Party arising out of (a) OSI’s
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

gross negligence, or reckless or willful misconduct or breach of this Agreement or (b) any claim that the services provided by OSI or the Compound Library infringes any third party intellectual property rights, except to the extent BioTrove is obligated to indemnify OSI with respect to such Liabilities under Section 10.2.
10.2 BioTrove Indemnity. BioTrove shall indemnify, defend, and hold harmless OSI, and its directors, officers, employees and agents from and against all Liabilities to the extent such Liabilities arise out of or result from any claim, lawsuit or other action or threat by a Third Party arising out of (a) BioTrove’s gross negligence, or reckless or willful misconduct or breach of this Agreement or (b) any claim that the services provided by Biotrove infringes any third party intellectual property rights, except to the extent OSI is obligated to indemnify BioTrove with respect to such Liabilities under Section 10.1.
10.3 Indemnification Procedure. An entity seeking indemnification (“Indemnitee”) shall promptly notify the other Party (“Indemnitor”) in writing of any claim, lawsuit or other action in respect of which it intends to claim such indemnification. The Indemnitee shall permit the Indemnitor to obtain control of the defense and settlement of such claim, lawsuit or other action; provided, however, that any settlement may not adversely affect the Indemnitee’s rights under this Agreement or impose any obligations on the Indemnitee in addition to those set forth herein without the Indemnitee’s prior written consent. The Indemnitee shall cooperate fully with the Indemnitor, at the reasonable expense of the Indemnitor. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and expense.
10.4 Insurance. Each Party shall carry, with financially sound and reputable insurers, insurance coverage (including professional liability, comprehensive liability coverage, workmen’s compensation and product liability) with respect to the conduct of its business against loss from such risks and in such amounts as are adequate and customary for well-insured companies engaged in similar businesses. At a Party’s request, the other Party will provide the requesting Party with copies of the certificates of insurance evidencing such coverage.
10.5 Limitation on Liability. EXCEPT WTH RESPECT TO (i) A THIRD PARTY CLAIM BROUGHT INDEMNIFIED UNDER SECTION 10.1 OR 10.2, AND (ii) A PARTY’S BREACH OF ITS OBLIGATIONS UNDER SECTIONS 6 AND/OR 7, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES TO THE OTHER PARTY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.
11. DISPUTE RESOLUTION
11.1 Disputes. If there is any dispute, controversy or claim arising out of, relating to, or in connection with this Agreement or for the breach, termination or validity thereof (a “Dispute”), except for matters involving the validity, infringement or enforceability of any intellectual property rights, or matters which shall be determined in accordance with Section 3.3, then upon the written request of either party, the matter shall be referred to the Chief Executive Officer of OSI (or his designee) and the Chief Executive Officer of BioTrove (or his designee), who shall meet in a good faith effort to resolve the dispute within thirty (30) days. If the Parties’ respective Chief Executive Officers (or designees) cannot agree on a resolution of the Dispute within such thirty (30) day period, then such Dispute shall be submitted to the exclusive jurisdiction of the U.S. federal or New
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

York state courts within the New York counties of New York, Nassau, or Suffolk, and the Parties hereby submit to, and waive any objection to, personal jurisdiction and venue in such courts for such purpose
12. GENERAL PROVISIONS.
12.1 Governing Law. This Agreement shall be interpreted and construed in accordance with the laws of the State of New York and the federal laws of the United States, without regard to any conflicts of laws provisions; provided, however, that the scope and validity of any patent or patent application shall be governed by the applicable laws of the country of the patent or patent application.
12.2 Equitable Relief. Each Party agrees that any breach of its obligations under Sections 6 or 7 of this Agreement will cause irreparable harm to the other Party and that the other Party shall have, in addition to any remedies available at law, the right to obtain equitable relief to enforce this Agreement without having to prove irreparable harm or post a bond.
12.3 Use of Names. No Party shall use the name, trademark, trade name, acronym or logo of the other Party, or the names of any of its employees, in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except (i) as may be required by law or the requirements of any national securities exchange, (ii) in connection with approved marketing materials under Section 2.1, or (iii) in connection with the negotiation of a Project with a Third Party Client.
12.4 Independent Contractor. All Services will be rendered by OSI as an independent contractor and this Agreement does not create an employer-employee relationship between BioTrove and OSI. OSI shall not in any way represent itself to be a partner or joint venturer of or with BioTrove.
12.5 Assignment. Neither this Agreement nor any rights or obligations hereunder may be assigned by either Party without the prior written consent of the other Party; provided, however, that either Party may assign this Agreement and its rights and obligations hereunder without the other Party’s consent in connection with the transfer or sale of all or substantially all of such Party’s business to which this Agreement relates to a third party, whether by merger, sale of stock, sale of assets or otherwise, or to an Affiliate. Any purported assignment that violates this Section shall be void. The rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties.
12.6 Entire Agreement. This Agreement constitutes the sole and entire agreement between the Parties relating to the subject matter hereof, and all prior negotiations, representations, agreements and understandings, whether written or oral, are superseded by this Agreement.
12.7 Notices. Any notice or other communication required or permitted under this Agreement will be in writing and will be deemed given as of the date of such notice if (a) hand delivered, (b) mailed, postage prepaid, first class, certified mail, return receipt requested, or (c) sent, shipping prepaid, receipt requested by national courier service, to the Party at the address listed below or at such other addresses numbers as may be given from time to time in accordance with the terms of this notice provision.
          If to BioTrove:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

At the address set forth above.
Telephone: [***]
Attn: [***]
_________________
If to OSI:
At the address set forth above.
Telephone: [***]Attn: [***]
  With a copy to:
  At the address set forth above.
  Attn: [***]
12.8 Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting Party if the failure is occasioned by war, strike, acts of terrorism, fire, Act of God, earthquake, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming Party and the nonperforming Party has exerted all reasonable efforts to avoid or remedy such force majeure.
12.9 Amendment. No amendment of this Agreement will be effective unless agreed to in writing and signed by a duly authorized representative of each of the Parties.
12.10 Waiver. No waiver of any rights will be effective unless assented to in writing by the Party to be charged and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default.
12.11 Headings. The section headings are intended for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.
12.12 Severability. Should any provision of this Agreement be held by a competent authority to be invalid, illegal, or unenforceable, and such holding is not reversed on appeal, it shall, in the country or countries subject to such holding, be considered severed from this Agreement. All other provisions, rights and obligations shall continue without regard to the severed provisions.
12.13 Construction. The Parties have participated equally in the formation of this Agreement and the language of this Agreement will not be presumptively construed against either Party.
12.14 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one agreement. Facsimile signatures shall have the same effect as their originals.
[Remainder of page intentionally left blank.]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals to take effect on the Effective Date.

BIOTROVE, INC.		OSI PHARMACEUTICALS, INC.

By:	/s/ Can Ozbal	By:	/s/ David Epstein

Print Name:	Can Ozbal	Print Name:	David Epstein

Title:	VP and GM, RapidFire	Title:	SVP, Oncology Research

Date:	April 1, 2008	Date:	3/28/2008

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT A-1
RAPIDFIRE™ LEAD DISCOVERY SERVICES
GENERAL
(Services Workflow chart)
ATTACHED
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

RapidFire™ Lead Discovery Service

M0 = [***]
M1 = [***]
M2 = [***]
P = [***]
[***]
[***]
[***]
***
***
***
[***]
[***]
[***]
[***]
[***]
[***]
[***]
***
Red - BioTrove
Blue - OSI
Black - Both
Estimated Timeline = [***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Standard and Optional RapidFire™ Lead Discovery Services
The Services offered to Third Party Clients shall consist of a standard package and additional optional services. See accompanying Services Workflow chart.
BioTrove shall provide the BioTrove Services as set forth on Exhibit A-2 [***] and OSI shall provide the OSI Services as set forth on Exhibit A-3 [***]. The Services will be completed upon [***] of a [***] BioTrove, as set forth in Exhibit A-2.
The Services are subject to the satisfaction of certain conditions which are based upon the successful completion of certain preceding steps. Such conditions are outlined in the accompanying Services Workflow chart and Exhibits A-2 and A-3. If applicable, any deliverable from a step shall be provided to the Party responsible for the subsequent step [***].
Additional Services
Additional services beyond the standard and optional Services set forth above that may be requested by a Third Party Client shall be brought before the Project Team for review and approval. If approved, BioTrove [***] of such [***] with the [***] by the [***], before a [***]. Such additional services shall [***] to the [***] on an [***], or as otherwise [***] by the [***].
OSI [***] for any [***] BioTrove [***] this Agreement, any [***] or in [***] BioTrove [***] of this Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT A-2
RAPIDFIRE™ LEAD DISCOVERY SERVICES
BIOTROVE SERVICES
BioTrove Standard Services
Assay Development and Validation:
1)	BIOTROVE will [***] of the [***] for [***] and [***]. [***] may be provided by the [***] from a [***] ([***] OSI [***]) or a [***]. If not provided by the [***] will be [***] to the [***].
2)	BIOTROVE will [***] of the [***], and a [***]. [***] will be used for [***] the RapidFire system, while the [***] will be used as a [***]. [***] may be provided by the [***] from a [***], or may be [***] OSI or a [***]. If not provided by the [***] will be [***] to the [***].
3)	BIOTROVE will [***] in which the [***] the RapidFire System. BIOTROVE will [***] of the [***] in these [***]. In cases where the [***] does not [***] may be [***] to the [***] after the [***] of the [***]. [***] will be used to [***] or the [***].
4)	BIOTROVE will [***] (if an [***]). BIOTROVE will also [***] by which the [***] can be [***] will also be [***].
5)	[***], detailing the [***] will be [***] BIOTROVE. The [***] OSI [***] will be [***] OSI. OSI will [***] BIOTROVE [***] RapidFire™ to ensure that the [***] Exhibit A-3, “Assay Validation for High Throughput Screening.”
6)	BIOTROVE will [***] to assure that a [***] has been [***]. [***] OSI will [***] BIOTROVE will [***] the RapidFire™ platform. See Exhibit A-3, “Assay Validation for High Throughput Screening.” If available, [***] into these [***]. [***] will also be [***] or at [***] of the [***].
[***]
[***]. [***] will be [***] OSI [***] BIOTROVE [***]. BIOTROVE will [***] the RapidFire systems [***] OSI [***] that is [***] OSI’s [***]. [***] will include [***] that the [***].
[***]:
[***] OSI and BIOTROVE [***].
[***] of the [***] shall be [***] will be [***] OSI [***]. [***] will be [***].
[***]:
[***]
[***] will be [***] OSI. OSI will [***] BIOTROVE [***] the RapidFire system. [***] that are [***] will be [***]. OSI will [***] for the [***] in the [***]. [***] will be [***] BIOTROVE [***] RapidFire [***]. See Exhibit A-3, “Assay Validation for High Throughput Screening.”
[***] will be [***] of a [***] BioTrove to be [***] for up to the [***]. OSI will [***] OSI [***] BioTrove [***] in the [***], as well as [***] OSI’s [***].
BioTrove Optional Services
[***]:
At the request of the customer BIOTROVE will [***] will be [***]. [***] against [***] will be [***] will be [***] in each [***] that the [***]. The work will be [***]. BIOTROVE will [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT A-3
RAPIDFIRE™ LEAD DISCOVERY SERVICES
OSI SERVICES
All OSI Services are subject to the terms, conditions and restrictions binding OSI with respect to its compound library
OSI Standard Services
Assay Validation for High Throughput Screening
[***] BioTrove. [***] in the [***] will be to [***] OSI [***] BioTrove. In order to [***], with the [***] to be [***] will be [***] OSI [***] OSI [***] and/or [***] from each [***] and/or [***] will be [***] BioTrove [***] of the [***] will be [***], and will [***] of the [***] at this [***] if the [***] OSI [***] BioTrove.
[***]
[***] will be [***] OSI [***] any [***], such as [***] as a [***] will initially be [***] in a [***], and at an [***] will be [***] BioTrove’s [***] will be [***] OSI [***] that the [***] to the [***]. [***] will be [***] BioTrove [***] will be [***] of the [***]. As part of the [***], in order to [***] may be [***] to a [***].
[***]
[***] BioTrove, OSI will [***] as those [***] with an [***] by at [***] of all [***]. All of the [***] each of these [***] will then be [***] will be [***] to those [***] BioTrove. [***] BioTrove, OSI will [***] of any [***] in the [***] from the [***], for the [***] will be [***] to those [***] BioTrove.
Final Report: [***] Biotrove [***]. The Services will be completed upon [***] BioTrove [***]. OSI will [***] OSI [***] BioTrove [***] OSI’s [***].
OSI Optional Services
[***]:
[***] and the [***] of the [***] of the [***] and/ or a [***]. If a [***] by the [***] to, the [***] OSI’s [***] will be [***] would be [***] to the [***] from at least [***] OSI, and [***] would be [***] OSI for [***] to the [***]. OSI would [***] for any [***] from the [***] of the [***]. [***] of all [***] from the [***] will be [***] to the [***] with the [***] by the [***], OSI will [***] for such [***] for the [***] as a result of the [***] will [***] OSI’s [***] at the [***] of the [***].
[***]
[***] also has the [***] for up to the [***] for which [***] will be [***]. BioTrove will [***] and OSI will [***] will be [***] and one other [***] by the [***] from a [***] to be [***] OSI) [***] of the [***] of the [***] will be [***] and will [***] for up to the [***] in the [***] will be [***] BioTrove for [***] in the [***].
[***]
[***] for the [***] OSI. In the [***] or other [***] is not [***], and cannot be [***] by the [***] has the [***] OSI [***] will be [***] and will [***], in general terms the [***] is to [***] of the [***] should be [***] if this [***], and as [***] with the [***]. If these [***] will be of [***], and may [***] from the [***] to be [***] on the [***] will be [***] BioTrove for the [***].
[***]
[***] The Third Party Client [***] OSI’s [***]. OSI will [***] by the [***] to be [***] on a [***] on the [***] in the [***] will be [***] in a [***] at a [***] to allow a [***] of the [***]. OSI will not [***]. Any [***] for which the [***] to be [***] of a [***] will be [***] upon the [***] OSI for it’s [***], the Client will [***] of any [***] BioTrove and will be [***] OSI [***] OSI [***] and any [***] by the [***] will be [***] by the [***] of the [***] will be the [***] at a [***] to allow [***] of the [***]. [***] may be [***] OSI will [***] from a [***] by the [***]. BioTrove will [***] for the [***] with the [***]. BioTrove shall not [***] OI [***] about the [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT B
FORM OF PROJECT AGREEMENT BETWEEN BIOTROVE AND THIRD PARTY CLIENTS
ATTACHED
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MASTER PROJECT AGREEMENT
     This Master Project Agreement (“Agreement”), effective as of                     , 2008 (the “Effective Date”), is between BIOTROVE INC. (“Contractor”), having its principal place of business at 12 Gill Street, Suite 4000, Woburn, MA 01801, and [Client] and its Affiliates (collectively, “Client”), having its principal place of business at                                                                                   . Contractor and Client are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
     WHEREAS, Contractor possesses expertise and proprietary rights relating to assay development and high-throughput compound screening technologies that detect affinity interactions between compounds and targets and resulting processes leading to the identity of potential new pharmaceutical products;
     WHEREAS, Client possesses certain Targets (as defined below) and is interested in engaging Contractor to help identify chemical entities that bind to such Targets;
     WHEREAS, Contractor has entered into an agreement with its subcontractor, OSI Pharmaceuticals, Inc. (“OSI”), in which they agree to cooperate in providing high throughput screening services to Contractor’s customers through access to OSI’s compound library;
     WHEREAS, Client wishes to engage Contractor to perform Services (as defined below), including, assay development, assay validation for high throughput screening, high throughput compound screening hit conformation and IC50 generation for such Targets utilizing Contractor’s proprietary RapidFireTM HTMS System and the OSI compound library, and related services to be provided by Contractor and OSI, and Contractor wishes to provide such Services to Client subject to the terms and conditions of this Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1. DEFINITIONS.
     1.1 “Active Compound” means any Library Compound that (i) is found by Contractor or its subcontractors during and in the course of performing the Services to have activity against the Target as set forth in the relevant Project Proposal, and (ii) which may be disclosed to Client pursuant to the terms of this Agreement.
     1.2 “Affiliate” means any corporation, company, partnership, joint venture and/or firm which controls, is controlled by, or is under common control with, a Party. As used in this definition, “control” means (a) possession, direct or indirect, of the power to direct or cause direction of the management or policies of an entity (whether through ownership of securities or other ownership interests, by contract or otherwise), or (b) beneficial ownership of at least 50% of the voting securities or other ownership interest (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests of an entity.
     1.3 “Compound Exclusivity Period” shall have the meaning set forth in Section 2.4.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.4 “Contractor Compound Patent Rights” shall mean any and all Patent Rights owned or controlled by Contractor or its subcontractors that claim or cover Contractor Compound Technology.
     1.5 “Contractor Compound Technology” shall mean any and all Technology owned or controlled by Contractor or its subcontractors related to any Library Compound or Active Compound whether or not arising as a result of performing the Project.
     1.6 “Contractor Platform Patent Rights” shall mean any and all Patent Rights owned or controlled by Contractor or its subcontractors that claim or cover Contractor Platform Technology.
     1.7 “Contractor Platform Technology” shall mean any and all Methodology Information and Technology owned or controlled by Contractor or its subcontractors related to Contractor’s proprietary processes for performing the Project including, without limitation, assay development, assay validation for high throughput screening, high throughput compound screening hit conformation and IC50 generation for targets utilizing Contractor’s proprietary RapidFireTM HTMS System.
     1.8 “Deliverables” means any data, reports or other materials relating to or arising from the performance of Services pursuant to an approved Project Proposal.
     1.9 “Final Report” shall have the meaning set forth in Section 2.4.
     1.10 “Library” means any chemical compound library prepared by or on behalf of, or otherwise owned or controlled by Contractor or its subcontractors, and used in the performance of Services hereunder, provided that the inclusion or exclusion of any chemical compound in such chemical compound library shall be solely at such Contractor’s or subcontractor’s discretion.
     1.11 “Library Compound” means any compound contained in a Library.
     1.12 “Methodology Information” shall mean Contractor’s or its subcontractor’s proprietary high throughput screening analysis and assay development methodology, proprietary technology (including, without limitation, testing methods, practices, procedures or other methodological innovations involved with respect thereto), related testing facilities (including, without limitation, test apparatus and equipment), and/or any modifications to such analytical methodologies or testing facilities, in each case, whether developed before or after the Effective Date and whether developed in the course of providing Services or otherwise; including, in each case, any intellectual property rights in any of the foregoing.
     1.13 “Patent Rights” shall mean any and all patent applications, provisional patent applications and any patents issuing therefrom worldwide, together with any extensions, registrations, confirmations, reissues, continuations, divisions, continuations-in-part, reexamination certificates, confirmations, registrations, revalidations, additions, supplementary protection certificates, extensions, substitutions or renewals thereof and any patents anywhere in the world, claiming the priority date of any of the foregoing.
     1.14 “Project” shall mean the Services performed by Contractor under this Agreement pursuant to an approved Project Proposal.
     1.15 “Project Materials” means certain biochemical, biological or synthetic chemical materials of such Party that are supplied to the other Party pursuant to providing Services related to a
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Project, and that are necessary or reasonably useful to the conduct of the Project, or as otherwise agreed by the Parties, including, materials associated with the Target (“Target Material”) (e.g., assay analytes, assay buffers etc.).
     1.16 “Project Proposal” shall mean a written document in the form set forth in Schedule B hereto and made a part hereof submitted by Client to Contractor requesting the performance of Services under this Agreement relating to a Project. Each Project Proposal is subject to review and approval by Contractor at its sole discretion. Each approved Project Proposal shall be attached hereto as an Exhibit and deemed a part hereof.
     1.17 “Quote” means a written price quote issued by Contractor in response to a Project Proposal from Client, in the form set forth on Schedule C hereto and made a part hereof.
     1.18 “Services” shall mean the services performed by the Contractor, and or its subcontractors in the performance of the Project pursuant to an approved Project Proposal under this Agreement, and as more specifically set forth on Schedule A hereto and made a part hereof.
     1.19 “Target” shall mean the protein target as set forth in a Project Proposal.
     1.20 “Target Data Sheet” shall mean certain data on the Target as set forth on Attachment 1 hereto and made a part hereof.
     1.21 “Target Exclusivity Period” shall have the meaning set forth in Section 2.5.
     1.22 “Technology” shall mean any proprietary inventions, compositions of matter, compounds, devices, methods, formulas, protocols, techniques, trade secrets, other proprietary capabilities, copyrightable material, know-how, data, information, and other intellectual property of any kind, but not including any Patent Rights.
     1.23 “Term” shall have the meaning set forth in Section 6.1.
2. PROJECT.
     2.1 Submission and Consideration of Project Proposal. All Services provided by Contractor to Client under this Agreement are subject to and shall only be provided pursuant to a Project Proposal approved and signed by Contractor in accordance with this Agreement. Client may submit a Project Proposal for review and consideration by Contractor at any time during the Term of this Agreement. Contractor shall review and consider each submitted Project Proposal, and shall notify Client of its approval or disapproval of such Project Proposal within [forty-five (45)] days of receipt by Contractor. Approval or disapproval of each submitted Project Proposal shall be solely within the Contractor’s discretion. Client acknowledges that Contractor may disclose the Project Proposal to and consult with one or more of its subcontractors in making its determination of whether or not to approve a Project Proposal. For avoidance of doubt, Contractor shall have no obligation to perform any Services under this Agreement unless and until Contractor has approved and signed a Project Proposal covering such Services, and Client has approved and signed a Quote offered by Contractor for such Services.
     2.2 Determination of Active Compounds. Based on the results of screening Services conducted pursuant to a Project, Contractor in its sole discretion shall determine those Library Compounds that have sufficient activity against the Target to be deemed an Active Compound.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     2.3 Final Report. Upon completion of the Services related to a Project, and within the timeframe set forth in the related Project Proposal, Contractor shall issue a final report (the “Final Report”) to the Client, which shall set forth in reasonable detail the results of Contractor’s screening activities performed under the Services, the identity of all Active Compounds and provide Deliverables, all as specifically set forth in the related Project Proposal. Subject to the scope of the license rights provided in Section 3.1 Client shall be free to use the results and data included in the Final Report and Deliverables for any purpose, provided, however, that Client shall not publish or publicly present the results, data or materials in the Final Report or Deliverables without obtaining Contractor’s prior written approval.
     2.4 Active Compound Exclusivity. Contractor shall agree, and require its subcontractors to agree, that the Active Compounds from the Library identified in the Final Report delivered to Client shall not be used in connection with Contractor’s or subcontractor’s services (whether or not similar to the Services hereunder) provided to any other third parties for the period of [***] beginning upon the delivery of the Final Report to Client (the “Compound Exclusivity Period”). The Compound Exclusivity Period may be extended upon approval of the Contractor in its sole discretion.
     2.5 Target Exclusivity. Contractor shall agree, and require its subcontractors to agree, that the Target shall not be used in connection with Contractor’s or subcontractor’s services (whether or not similar to the Services hereunder) provided to any other third parties for the period of [***] beginning upon the delivery of the Final Report to Client (the “Target Exclusivity Period”). The Target Exclusivity Period may be extended upon approval of the Contractor in its sole discretion.
     2.6 Contractor Rights for Targets. Upon the expiration of the Target Exclusivity Period for a given Target, Contractor and its subcontractors shall be free, with respect to any third party and without obligation to Client, to screen the same targets as such Target, to identify compounds that bind against such targets, and to make, have made, use, sell, offer for sale and import products; provided, however, that (i) in no event shall Contractor or subcontractor use or disclose to any third party any data generated in the performance of the Services utilizing the Target for Client, including without limitation the data in the Final Report (unless independently generated); and (ii) in no event shall this Section 2.6 be interpreted as an implied license of any kind by Client to Contractor or its subcontractors with respect to any such Targets.
     2.7 Contractor Rights for Active Compounds. Upon the expiration of the Compound Exclusivity Period for the Active Compounds set forth in the Final Report, Contractor and its subcontractors shall be free, with respect to any third party and without obligation to Client, to screen targets against such Library Compounds, to identify active compounds that bind against such screened targets, and to make, have made, use, sell, offer for sale and import products; provided, however, that (i) in no event shall Contractor or subcontractor use or disclose to any third party any data generated in the performance of the Project that identify the Library Compounds as Active Compounds against a Target, including without limitation the data in the Final Report (unless independently generated); and (ii) in no event shall this Section 2.7 be interpreted as an implied license of any kind by Client to Contractor or its subcontractors with respect to any such Library Compounds.
3. LICENSE GRANT; INTELLECTUAL PROPERTY RIGHTS.
     3.1 New Intellectual Property. Notwithstanding anything to the contrary contained herein, as between Contractor and Client, Contractor shall own any and all improvements to and derivative works of the Methodology Information that are made or conceived or reduced to practice by a Party in the course of performance of Services under this Agreement. All data generated by Contractor or its subcontractors as a result of performing the Services in connection with a Project shall be provided to Client, provided, however, that Client must agree to any terms, conditions or restrictions on the use of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

such data as expressly set forth by Contractor, before the receipt of such data. The Parties acknowledge that the identity and nature of any data or chemical matter that may result from the performance of Services are unknown as of the Effective Date, and that, notwithstanding any other provision of this Agreement to the contrary, Contractor and its subcontractors make no representation or warranty as to whether any third party has or may have any right, title or interest in or to such data (including patent rights, copyrights, trade secret rights, database rights and any other intellectual property rights therein). Any use of the data or chemical matter that may result for the performance of the Services may necessitate the procurement by Client of separate licenses from third parties. In addition, Contractor does not represent or warrant that such data or chemical matter will be acceptable to any regulatory governmental agency to which they are presented nor that the results will prove useful for further commercialization
     3.2 Contractor Platform Patent Rights. As between Contractor and Client, Contractor shall have sole ownership of all right, title and interest in any and all Contractor Platform Patent Rights and Contractor Platform Technology. Contractor shall have sole responsibility for, and control over, the management of the Contractor Platform Patent Rights, at Contractor’s expense.
     3.3 Ownership of Compounds and Contractor Compound Patent Rights. As between Contractor and Client, Contractor shall have sole ownership of and all right, title and interest in all Contractor Compound Patent Rights, the Contractor Compound Technology, all compounds and compound fragments screened against the Target, all Active Compounds and all data generated by Contractor and its subcontractors during the Project.
     3.4 No Other Rights. Except as otherwise expressly provided herein, nothing contained in this Agreement shall be construed or interpreted, either expressly or by implication, estoppel or otherwise, as: (i) a grant, transfer or other conveyance by either Party to the other of any right, title, license or other interest of any kind in any inventions or other intellectual property, (ii) creating an obligation on the part of either Party to make any such grant, transfer or other conveyance or (iii) requiring either Party to participate with the other Party in any cooperative development program or project of any kind, including any Project, or to continue with any such program or project, provided, however, that Parties agree to reasonably cooperate with each other to the extent necessary to obtain patent and other intellectual property protection for any improvements or derivative works.
4 CONSIDERATION.
     4.1 Service Fees. In consideration of the performance of Services relating to a Project by Contractor and its subcontractors, and the grant of rights to Client hereunder, Client shall pay to Contractor all fees for Services in the amounts set forth in the Quote accepted by Client for such Project.
     4.2 Invoices. Unless otherwise stated in the applicable Quote, Contractor will invoice Client for Services performed by Contractor and its subcontractors on a monthly basis as such Services are completed.
     4.3 Taxes. Except as otherwise provided in the applicable Quote, Client will pay to Contractor any local sales tax imposed by a state or municipality, based on or measured by the sale or use of Services.
     4.4 Payment. Client will pay any undisputed invoice within thirty (30) days of its receipt by Client. All invoices shall reference the applicable Quote number and will be sent to the address specified in the applicable Quote. Any late payments shall accrue interest at the rate of 1.5% per month.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     4.5 No Other Payments. The Parties acknowledge and agree that, other than the payments set forth in this Article 4 and the Quote, no further payments of any kind, including without limitation license fees, development or other milestone payments, or royalties, shall be due to Contractor or its subcontractors for the further exploitation by Client of the Deliverables delivered by Contractor under this Agreement.
5. CONFIDENTIALITY AND MATERIALS TRANSFER.
     5.1 Definition. The term “Confidential Information” includes all non-public information that a Party considers confidential or proprietary, whether in written, oral, electronic or other form, including but not limited to, information and facts concerning business plans, customers, future customers, suppliers, licensors, licensees, partners, investors, affiliates or others, training methods and materials, financial information, sales prospects, client lists, Targets, Project Proposals, Quotes, Methodology Information, inventions, or any other scientific, technical or trade secrets of such Party or of any third party provided to such Party under a condition of confidentiality. However, Confidential Information of a Party (the “Disclosing Party”) does not include information that the other Party (the “Receiving Party”) can demonstrate by written evidence (a) is known to the Receiving Party at the Effective Date and is not subject to another confidentiality obligation to the Disclosing Party, (b) is publicly known at the Effective Date or later becomes publicly known under circumstances involving no breach of this Agreement by the Receiving Party, (c) is lawfully and in good faith disclosed to Receiving Party by a third party who, to the Receiving Party’s knowledge, is not subject to a confidentiality obligation to the Disclosing Party, or (d) is independently developed by the Receiving Party.
     5.2 Confidentiality Obligation. The Receiving Party acknowledges that the Disclosing Party is and will remain the sole owner of Confidential Information. During the term of this Agreement and for a period of [***] thereafter, the Receiving Party will take all commercially reasonable precautions to protect the confidentiality of Confidential Information, and will not disclose or use any Confidential Information except with the Disclosing Party’s knowledge and as necessary to perform the Services.; However, a Party may disclose Confidential Information of the other Party to its personnel and subcontractors who need to know such Confidential Information in order to provide the Services and who are obligated to protect the confidentiality of such Confidential Information under terms substantially no less stringent than those set forth in this Section 5. A Party may disclose Confidential Information of the other Party to the extent and to the persons or entities required under applicable governmental law, rule, regulation or order, provided that such Party, if reasonable practicable, (1) first gives prompt notice of such disclosure requirement to the other Party so as to enable the other Party to seek any limitations on or exemptions from such disclosure requirement and (ii) reasonably cooperates at the other Party’s request and expense in any such efforts by the other Party.
     5.3 Return of Confidential Information. Upon expiration or termination of this Agreement, the Receiving Party will return all copies of the Confidential Information to the Disclosing Party.
     5.4 Confidentiality of Project Proposals. Except as otherwise provided in this Section 5, the terms of this Agreement and all Project Proposals shall not be disclosed by a Party without the prior written consent of the other Party, not to be unreasonably withheld.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     5.5 Project Materials. Each Party grants to the other Party a non-exclusive, sublicensable (as provided for herein) right during the term of each Project to use the Project Materials associated with such Project solely for purposes of performing the Services relating to such Project, and to grant a third party, including subcontractors, the right to use the Project Materials solely for such purposes for or on behalf of Contractor to carry out the Services. Each Party acknowledges and agrees that the Project Materials of the other Party shall at all times remain the property of such other Party, or such third party entrusting such Project Materials to such other Party, as the case may be, and no rights are granted with respect to such Project Materials except as expressly provided herein.
     5.6 Use and Compliance of Project Materials. Each Party shall use the Project Materials of the other Party in compliance with all applicable laws and regulations, including without limitation those relating to animal testing, biotechnological research and the handling and containment of biohazardous materials. Each Party acknowledges that the Project Materials are experimental in nature and may have unknown characteristics and therefore agrees to use prudence and reasonable care in the use, handling, storage, transportation, disposition, and containment of the Project Materials. Except as expressly provided in this Agreement, neither Party may (i) copy, sequence, reverse engineer or replicate the Project Materials of the other Party, or (ii) alter or modify the Project Materials or combine the Project Materials with any other materials.
     5.7 Acceptance of Project Materials. Acceptance by one Party of the other Party’s Project Materials will constitute acceptance by the receiving Party of liability for any damages or injuries resulting from its possession or use of the other Party’s Project Material, provided that such other Party notifies the receiving Party prior to transferring such Project Material of any dangerous or harmful properties of such Project Materials actually known by such other Party.
     5.8 Transfer of Project Materials to a Third Party. Contractor may transfer Client’s Project Materials to a third party without Client’s consent for the purpose of providing Services hereunder. Client shall not transfer any of Contractor’s or its subcontractor’s Project Materials to any third party without Contractor’s consent, except to the extent such Project Materials constitute Deliverables for which Contractor has expressly granted Client a license to use under this Agreement. Except as otherwise expressly provided herein, a Party may not transfer the other Party’s Project Materials to a third party without the written permission of the other Party, provided, however, that such restriction on transfer shall terminate [***] after the end of the term of this Agreement.
     5.9 Return of Materials. Unless otherwise provided herein, upon the expiration or termination of each Project, each Party shall return to the other Party, or destroy at the other Party’s request, any Project Materials of such other Party corresponding to such Project, other than Project Materials that constitute Deliverables for Client.
6.0 TERM AND TERMINATION.
     6.1 Term. Unless terminated earlier as provided in this Article 6, this Agreement shall commence on the Effective Date and shall remain in effect for a period of two (2) years, or until the completion or termination of the last Project commenced under the Agreement during such two (2) year period (the “Term”).
     6.2 Termination.
          (a) For Material Breach. In the event that either Party commits a material breach of any of its obligations under this Agreement, other than with respect to payment obligations, and such
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Party fails to remedy that breach within sixty (60) days after receiving written notice thereof from the other Party, the other Party may immediately terminate this Agreement upon written notice to the breaching Party. For breach of payment obligations, Client shall only have thirty (30) days to remedy that breach.
          (b) By Client. Client may terminate this Agreement or any Project under this Agreement without cause by giving Contractor thirty (30) days prior written notice of such termination.
     6.3 Effect of Termination. Upon termination or expiration of this Agreement and/or a Project, as the case may be, for any reason, neither Client nor Contractor will have any further obligations under this Agreement and/or such Project, except that Client shall pay Contractor any monies due and owing Contractor, up to the time of termination or expiration, for Services and all expenses and non-cancelable commitments actually incurred at the rates set forth in any applicable Quote. The following provisions shall survive the expiration or termination of this Agreement: Articles 3, 5, 6, 7, 8 and 9, Sections 2.6 and 2.7, and Sections 2.4 and 2.5 unless this Agreement was terminated due to Client’s breach of its obligations under the Agreement.
7. REPRESENTATIONS AND WARRANTIES.
     7.1 By Contractor. Contractor hereby represents, warrants and covenants that:
          (a) any Services conducted hereunder will be carried out in compliance with an approved Project Proposal;
          (b) it has the right and authority to enter into and perform its obligations under this Agreement; and
          (c) it will perform all of its obligations under this Agreement in accordance with all applicable governmental laws, rules and regulations.
     7.2 By Client. Client hereby represents, warrants and covenants that:
          (a) Contractor’s use of any procedures described in a Project Proposal and use of the Target Material or any Project Materials will not infringe the intellectual property rights of any third parties;
          (b) it has the right and authority to enter into and perform its obligations under this Agreement, and
          (c) it will perform all of its obligations under this Agreement in accordance with all applicable governmental laws, rules and regulations.
8. INDEMNIFICATION; DISCLAIMER OF WARRANTY; LIMITATION OF LIABILITY.
     8.1 Indemnification by Client. Client shall indemnify, defend, and hold harmless Contractor and its Affiliates and subcontractors, and their respective directors, officers, employees, and agents and their respective successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss, or expense (including reasonable attorneys fees and expenses of litigation) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

or judgments arising out of any theory of product liability (including, but not limited to, actions in the form of tort, warranty, or strict liability) concerning any product or any process or service that is made, used, or sold by Client, or its Affiliates or (sub)licensees pursuant to any right or license granted under this Agreement, or arising as a result of Client’s, or its Affiliate’s or sublicensee’s use or commercialization of any Deliverables, Active Compounds, or information or data contained in the Final Report, or arising out of any breach of this Agreement by Client, its Affiliates or sublicensees; provided, however, that such indemnification right shall not apply to any liability, damage, loss, or expense to the extent directly attributable to the gross negligent activities, reckless misconduct, or intentional misconduct of the Indemnitees.
     8.2 Procedures. Any Indemnitee that intends to claim indemnification under Section 8.1 shall promptly notify Client of any claim in respect of which the Indemnitee intends to claim such indemnification, and Client shall assume the defense thereof with counsel selected by Client (Client shall consult with Indemnitee with respect to a possible conflict of interest of such counsel retained by Client); provided, however, that an Indemnitee shall have the right to retain its own counsel at its cost. The indemnification in Section 8.1 shall not apply to amounts paid in settlement of any loss, claim, liability or action if such settlement is effected without the consent of Client, which consent shall not be withheld unreasonably. The failure to deliver notice to Client within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve Client of any liability to the Indemnitee under Section 8.1. Each Party and its Affiliates and their employees and agents shall cooperate fully with the other Party and its legal representatives in the investigation of any action, claim or liability covered by this indemnification.
     8.3 Disclaimer of Warranty. Without limiting the respective lights and obligations of the Parties expressly set forth herein, Contractor specifically disclaims any guarantee that the Project will be successful, in whole or in part. The failure of the Parties to successfully identify an Active Compound will not, of itself, constitute a breach of this Agreement. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO SERVICES, CONTRACTOR PLATFORM PATENT RIGHTS, CONTRACTOR PLATFORM TECHNOLOGY, LIBRARY COMPOUNDS, ACTIVE COMPOUNDS, TARGETS OR ANY RESULTS OF THE PROJECT, INCLUDING WITHOUT LIMITATION WARRANTIES OF VALIDITY OR ENFORCEABILITY OF ANY PATENT RIGHTS, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF ANY THIRD PARTY PATENTS OR PROPRIETARY RIGHTS.
     8.4 LIMITATION OF LIABILITY. IN NO EVENT SHALL CLIENT OR CONTRACTOR AND ITS SUBCONTRACTORS BE LIABLE, FOR ANY SPECIAL INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES TO THE OTHER PARTY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, OR THE SERVICES PROVIDED HEREUNDER, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL CONTRACTOR BE LIABLE TO CLIENT UNDER THIS AGREEMENT FOR ANY AMOUNTS IN EXCESS OF THE AMOUNTS RECEIVED UNDER THIS AGREEMENT BY CONTRACTOR DURING THE 12-MONTH PERIOD PRECEDING THE EVENT GIVING RISE TO THE LIABILITY. IN NO EVENT SHALL CONTRACTOR’S SUBCONTRACIORS BE LIABLE TO CLIENT UNDER THIS AGREEMENT.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

9. MISCELLANEOUS.
     9.1 Relationship of Parties. Al Services will be rendered by Contractor as an independent contractor and this Agreement does not create an employer-employee relationship between Contractor or its subcontractors and Client. Neither Party shall in any way represent itself to be a partner or joint venturer of or with the other Party. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.
     9.2 Publicity. Neither Party shall reveal the terms of this Agreement in any publicity or advertising without the prior written approval of the other Party, except that (i) either Party may use the text of a written statement approved in advance by both Parties without further approval, and (ii) either Party shall have the right to identify the other Party and to disclose the terms of this Agreement as required by applicable securities laws or other applicable law or regulation.
     9.3 Governing Law. This Agreement shall be interpreted and construed in accordance with the laws of the State of New York and the federal laws of the United States, without regard to any conflicts of laws provisions; provided, however, that the scope and validity of any patent or patent application shall be governed by the applicable laws of the country of the patent or patent application.
     9.4 Equitable Relief. Each Party agrees that any breach of its obligations under Sections 3 or 5 of this Agreement will cause irreparable harm to the other Party and that the other Party shall have, in addition to any remedies available at law, the right to obtain equitable relief to enforce this Agreement without having to prove irreparable harm or post a bond.
     9.5 Use of Names. No Party shall use the name, trademark, trade name, acronym or logo of the other Party, or the names of any of its employees, in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as may be required by law or the requirements of any national securities exchange.
     9.6 Assignment. Neither this Agreement nor any rights or obligations hereunder may be assigned by either Party without the prior written consent of the other Party; provided, however, that Contractor may assign this Agreement and its rights and obligations hereunder without Client’s consent in connection with the transfer or sale of all or substantially all of Contractor’s business to which this Agreement relates to a third party, whether by merger, sale of stock, sale of assets or otherwise, or to an Affiliate. Any purported assignment that violates this Section shall be void. The rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties.
     9.7 Entire Agreement. This Agreement and the associated approved Project Proposals and Quotes constitute the sole and entire agreement between the Parties relating to the subject matter hereof, and all prior negotiations, representations, agreements and understandings, whether written or oral, are superseded by this Agreement.
     9.8 Notices. Any notice or other communication required or permitted under this Agreement will be in writing and will be deemed given as of the date of such notice if (a) hand delivered, (b) mailed, postage prepaid, first class, certified mail, return receipt requested, or (c) sent, shipping prepaid, receipt requested by national courier service, to the Party at the address listed below or at such other addresses numbers as may be given from time to time in accordance with the terms of this notice provision.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

If to Contractor:
At the address set forth above.
Telephone:
Attn:
If to Client:
At the address set forth above.
Telephone:
Attn:
     9.9 Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting Party if the failure is occasioned by war, strike, acts of terrorism, fire, Act of God, earthquake, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming Party and the nonperforming Party has exerted all reasonable efforts to avoid or remedy such force majeure.
     9.10 Amendment. No amendment of this Agreement will be effective unless agreed to in writing and signed by a duly authorized representative of each of the Parties.
     9.11 Waiver. No waiver of any rights will be effective unless assented to in writing by the Party to be charged and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default.
     9.12 Headings. The section headings are intended for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.
     9.13 Severability. Should any provision of this Agreement be held by a competent authority to be invalid, illegal, or unenforceable, and such holding is not reversed on appeal, it shall, in the country or countries subject to such holding, be considered severed from this Agreement. All other provisions, rights and obligations shall continue without regard to the severed provisions.
     9.14 Construction. The Parties have participated equally in the formation of this Agreement and the language of this Agreement will not be presumptively construed against either Party.
     9.15 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one agreement. Facsimile signatures shall have the same effect as their originals.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as a sealed instrument effective as of the date first above written.

BIOTROVE INC.	CLIENT

By:	By:

Title:	Title:

Date:	Date:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE A
SERVICES
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE B
PROJECT PROPOSAL
[Specifically references this Agreement detailing (where applicable and not limited to) the scope, objectives, assumptions, procedural outline, timelines, forecasts, deliverables, specifications, requirements, fee summary, and payment schedule for a specific Project.]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE C
QUOTE
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ATTACHMENT 1
TARGET DATA SHEET
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.